UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2005

Health Discovery Corporation
(Exact name of registrant as specified in charter)

Texas	333-62216	74—3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1116 S. OLD TEMPLE ROAD
LORENA, TEXAS 76655
(Address of principal executive offices / Zip Code)

512-583-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 4.01       Change in Registrant’s Certifying Account

(a)	Termination of previous independent public accountants:

(1)       On July 12, 2005, Health Discovery Corporation (the “Company”) was informed by Clyde Bailey, P.C. (“Bailey”) that it was no longer providing audit services to any company in any capacity. Accordingly, Bailey resigned and withdrew its audit as the Company’s independent auditor for fiscal year 2003 and the related statement of operations, statement of stockholders’ equity, and the statement of cash flows for the twelve month period ended December 31, 2003 and 2002 and from inception (April 6, 2001) to December 31, 2003.  Thereby, the engagement of Bailey as the Company’s independent auditor has terminated.

(2)       Bailey submitted audit reports on the Company’s financial statements for fiscal year 2003 and the related statement of operations, statement of stockholders’ equity, and the statement of cash flows for the twelve month period ended December 31, 2003 and 2002 and from inception (April 6, 2001) to December 31, 2003.  The submitted audit reports did not contain any adverse opinions, disclaimers of opinions or other modifications or qualifications. Bailey did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

(3)      The decision to change accountants was recommended and approved by the Board of Directors of the Company.  Thereafter, on August 2, 2004, the Company engaged Porter Keadle Moore LLP to be its independent auditor.

(4)       There were no disagreements with Bailey on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bailey, would have caused Bailey to make reference thereto in, or in connection with, its reports on financial statements for the periods covered by Bailey audit.

(5)       Bailey has furnished the Company with a letter addressed to the Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

Item 4.02       Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

On July 12, 2005, the Company was informed by Bailey that it was no longer providing audit services to any company in any capacity. Accordingly, Bailey resigned and withdrew its audit as the Company’s independent auditor for fiscal year 2003 and the related statement of operations, statement of stockholders’ equity, and the statement of cash flows for the twelve month period ended December 31, 2003 and 2002 and from inception (April 6, 2001) to December 31, 2003.  Bailey has not indicated any substantive concerns with respect to the financial statements previously audited by Bailey. Since the Company’s engagement of Bailey, there has been no disagreement on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure between the Company and Bailey. However, the Company’s Board of Directors concluded that as a result of Bailey withdrawing its audit of the Company’s balance sheet as of December 31, 2003 and the related statements of operations, statement of stockholders' equity, and the statements of cash flows for the twelve month periods ended December 31, 2003 and 2002 and from inception to December 31, 2003, these financial statements cannot be relied upon. Bailey was engaged solely to complete the audit for the period stated above.

On August 2, 2004, the Company engaged Porter Keadle Moore LLP, the current independent auditor, to audit all successive periods beginning January 1, 2004. As a result, the Company’s financial statements covering periods beginning January 1, 2004 are not affected by Bailey’s withdrawal and will not be re-audited.

The Company will engage an independent auditing firm to re-audit the affected periods, and upon the completion of the re-audit, the Company will file amendments to the Company’s affected public filings.

Item 9.01       Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	None.

(b)	None.

(c)	Exhibits.

Exhibit 16.1 Letter from Clyde Bailey P.C. dated July 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: July 15, 2005	By:	/s/ Stephen Barnhill
Stephen Barnhill Chief Executive Officer